Exhibit 10(h)

      The following schedule identifies contracts that are substantially similar to Exhibit 10 (g), the Employment Agreement between the Company and James
      F. Morganteen, in all material respects except as to the parties thereto, the dates of execution, or other details.

Name                                           Jeanine Folz       Lauence Tutt              Christopher Ford
----                                           ------------       ------------              ----------------
Title                                                 Sr VP             VP MIS           President Warratech
                                         Insurance Services         Operations                    Automotive
Effective Date                                     4/1/2002          11/8/1999                      5/3/1999
Expiration Date                                   3/31/2005         11/30/2004                      5/2/2004
Base Salary                                        $150,000            $90,000                      $165,000
Signing Incentive                   $10,000 worth of shares             $5,000                       $25,000
Annual Incentive             1/6  of Company Pre-tax income        20% of base                   50% of base
Stock Options                                       $50,000      25,000 shares      $100,000 worth of shares


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